UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 12, 2010

PLAINSCAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-53629	75-2182440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400, Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 252-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

PlainsCapital Corporation, a Texas corporation (the “Company”), held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 12, 2010. On the March 19, 2010 record date (the “Record Date”), the Company had two classes of voting securities entitled to vote at the Annual Meeting, Common Stock, par value $0.001 per share, and Original Common Stock, par value $0.001 per share, each of which entitles the holder to one vote per share. The Company did not have any shares of Common Stock issued and outstanding on the Record Date, and, therefore, there were no shares of Common Stock represented in person or by proxy at the Annual Meeting. A total of 21,190,932 shares of Original Common Stock was represented in person or by proxy at the Annual Meeting, representing 62.44% of the 33,935,737 shares of Original Common Stock issued and outstanding on the Record Date. The number of votes cast for, against, or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set forth below.

Proposal 1 Election of Directors

The shareholders elected nine directors, three of which are to serve as Class I directors until the 2013 Annual Meeting of Shareholders, three of which are to serve as Class II directors until the 2011 Annual Meeting of Shareholders, and three of which are to serve as Class III directors until the 2012 Annual Meeting of Shareholders.

Nominee	Votes Cast For	Votes Withheld	Votes Abstained	Broker Non-Votes

Class I
Alan B. White	21,161,927	29,005	—	—
Charlotte Jones Anderson	21,161,927	29,005	—	—
Tracy A. Bolt	21,161,927	29,005	—	—

Class II
Hill A. Feinberg	21,161,927	29,005	—	—
Andrew J. Littlefair	21,161,927	29,005	—	—
Robert Taylor, Jr.	21,161,927	29,005	—	—

Class III
Lee Lewis	21,161,927	29,005	—	—
Michael T. McGuire	21,161,927	29,005	—	—
A. Haag Sherman	21,161,927	29,005	—	—

Proposal 2 Resolution on Executive Compensation

The shareholders adopted a non-binding advisory resolution approving the compensation of the Company’s executive officers as reported in the Compensation Discussion and Analysis, compensation tables, and any other related material in the Definitive Proxy Statement filed with the Securities and Exchange Commission on April 6, 2010 with respect to the matters to be considered at the Annual Meeting.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
18,705,636	1,430,883	1,054,413	—

Proposal 3 Ratification of the Appointment of Independent Auditors

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
21,127,865	—	63,067	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINSCAPITAL CORPORATION

	By:	/S/ ALLEN CUSTARD
Date: May 14, 2010	Name:	Allen Custard
	Title:	Executive Vice President and Chief Financial Officer